FINANCIAL INVESTORS TRUST

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

(the “Fund”)

SUPPLEMENT DATED JUNE 11, 2026, TO THE

SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2026, AS SUPPLEMENTED

Effective immediately, the following changes are being made to the portfolio management team of the Fund. Therefore, the following changes are being made to the Summary Prospectus, Prospectus and Statement of Additional Information with respect to the Fund.

Summary Section of Prospectus

The section entitled “Portfolio Managers” in the summary section of the prospectus with respect to the Fund is hereby deleted and replaced in its entirety with the following:

Robert B. Hyman, Managing Director of CoreCommodity Management, LLC, has been a portfolio manager of the Fund and the Cayman Subsidiary since they commenced trading operations in June 2010 (and co-portfolio manager from May 2012 to July 2015 and November 2024 to present). Nelson Louie, Portfolio Manager of CoreCommodity Management, LLC, has been a co-portfolio manager of the Fund and the Cayman Subsidiary since November 2024. Douglas Daly, Portfolio Manager of CoreCommodity Management, LLC, has been a co-portfolio manager of the Fund since June 11, 2026. Messrs. Daly, Hyman and Louie are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Prospectus

The section entitled “The Portfolio Managers” in the Prospectus is hereby deleted and replaced in its entirety with the following:

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund is included in the SAI.

The co-portfolio managers are primarily responsible for the day-to-day operation of the Fund and the Cayman Subsidiary. Mr. Hyman has served as a portfolio manager of the Fund since its inception in June 2010, Mr. Louie has served as a portfolio manager of the Fund since November 2024, and Mr. Daly has served as a portfolio manager of the Fund since June 11, 2026.

Portfolio Managers	Past 5 Years’ Business Experience
Douglas Daly	Portfolio Manager for the Fund and its Cayman Subsidiary. Before joining CoreCommodity Management, LLC (“CCM”) in 2014, Mr. Daly graduated from Johns Hopkins University where he earned his B.S. in Physics and Applied Mathematics & Statistics. During his tenure at Johns Hopkins University, Mr. Daly worked with the Executive Director of the Financial Mathematics Masters Program on research developing quantitative investment strategies, for liability-driven institutional investors and pension funds, utilizing glidepath models and advanced computational methods to optimize risk and return metrics. Mr. Daly is a CFA charterholder.
Robert B. Hyman	Managing Director for CCM and Portfolio Manager to the Fund and its Cayman Subsidiary. Mr. Hyman re-joined CCM in June 2010. During his 30-plus years successfully trading commodities and commodity related products, Mr. Hyman has held a number of trading and risk control positions, including proprietary trading positions at Lehman Brothers, Amerada Hess Crude & Gas Co. and Drexel Burnham Lambert. Mr. Hyman graduated from Dartmouth College in 1978 with a Bachelor of Arts degree in Government. Mr. Hyman has been Portfolio Manager of the Fund and the Cayman Subsidiary since its inception in June 2010 (and Co-Portfolio Manager from May 2012 to July 2015 and November 2024 to present).
Nelson Louie	Portfolio Manager for CCM and Portfolio Manager to the Fund and its Cayman Subsidiary. Before joining CCM in September 2023, Mr. Louie was a Managing Director - Global Head of Commodities and a Senior Portfolio Manager for Credit Suisse Asset Management overseeing its commodities and volatility overlay strategies from August 2010 through November 2020.

Statement of Additional Information

The following information is added to the table under the heading/subheading “PORTFOLIO MANAGERS/Other Accounts Managed by Portfolio Manager” of the Statement of Additional Information with respect to the Fund:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)*	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Douglas Daly * (Portfolio Manager)	2	$418	0	$0	0	$0

*	Information is as of May 31, 2026

The following information should be included under the heading/subheading “PORTFOLIO MANAGERS/Ownership of Securities” of the Statement of Additional Information with respect to the Fund:

Portfolio Manager(s)	Dollar Range of Ownership of Securities
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund
Douglas Daly*	$1 - 10,000

*	Information is as of May 31, 2026

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE